Exhibit 23.1



                         CONSENT OF ARTHUR ANDERSEN LLP


                               Arthur Andersen LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into TESSCO Technologies Incorporated's previously filed Registration Statement on Form S-8 No. 33-87178.


                                                     /s/ Arthur Andersen LLP

Baltimore, Maryland
June 22, 1998